UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2006

POLYDEX PHARMACEUTICALS LIMITED
(Exact name of registrant as specified in its charter)

Commonwealth of the Bahamas	1-8366	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Comstock Road Toronto, Ontario, Canada	M1L 2H5
(Address of principal executive offices)	(Zip Code)

(416) 755-2231
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
On July 25, 2006, Polydex Pharmaceuticals Limited (the “Company”) promoted Sharon L. Wardlaw, 53, from Chief Financial Officer to Chief Operating Officer of the Company. Ms. Wardlaw has served as the Chief Financial Officer of the Company during the previous five years.

(c)
On July 25, 2006, the Company appointed John A. Luce, 59, as Chief Financial Officer of the Company. Mr. Luce has been the principal of John A. Luce, Chartered Accountant, a public accounting firm, during the previous five years. Mr. Luce will serve as an independent contractor to the Company and not as an employee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2006

POLYDEX PHARMACEUTICALS LIMITED

By:         /s/ George G. Usher
George G. Usher
Chairman, President and
Chief Executive Officer